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                                                                   EXHIBIT 10.89

                  Call Option Agreement-Participation Letter of Shenzhen Bianjie

                   ACKNOWLEDGEMENT LETTER FOR PARTICIPATION OF

                              CALL OPTION AGREEMENT

SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD., (registered address: Room 1003 F, No.1027, Changning Road, Changning District, Shanghai) and SHANGHAI FOCUS MEDIA ADVERTISING AGENCY CO., LTD., (registered address: Room A65, 28 Floor,
No.369, Jiangsu Road, Changning District, Shanghai) (hereinafter the "PARTICIPATING SHAREHOLDER"), and SHENZHEN BIANJIE BUILDING ADVERTISEMENT CO., LTD. (registered address: Room 1020A, Qunxing Plaza, No. 38 Hongli Road, Futian District, Shenzhen) (hereinafter the "NEW TARGET COMPANY"), as independent party, hereby agree to participate in the Shareholders' Voting Rights Call Option Agreement among Focus Media Technology (Shanghai) Co., Ltd. (hereinafter "FOCUS MEDIA TECHNOLOGY"), Shanghai Focus Media Advertisement Co., Ltd. and other relevant parties (hereinafter the "CALL OPTION AGREEMENT") dated March 28 2005. The Participating Shareholder hereby grant Focus Media Technology with an irrevocable equity Call Option (hereinafter "CALL OPTION") in respect to 99% and 1% of the equity share of the New Target Company (hereinafter "NEWLY INCREASED EQUITY SHARE") respectively held by the Participating Shareholder. Once this Acknowledgement Letter is executed by the Participating Shareholder and the New Target Company, the New Target Company and the Newly Increased Equity Share shall be deemed to be the "Target Company" and "Option Equity" defined under the Call Option Agreement, and the Participating Shareholder and the New Target Company shall be deemed to have made the same undertakings and warranties related to the New Target Company and Option Equity with those of Shareholders and Target Companies under the Call Option Agreement have made related to "Target Company" and "Option Equity" (to the extent that is related and applicable to the Participating Shareholder and the Participated Target Company), and acknowledged and agreed to respectively perform the same obligations in the Call Option Agreement (to the extent that is related and applicable to the Participating Shareholder and the Participated Target Company).

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                  Call Option Agreement-Participation Letter of Shenzhen Bianjie

                                [EXECUTION PAGE]

SHANGHAI FOCUS MEDIA ADVERISEMENT CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              ------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

SHANGHAI FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              ------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

SHENZHEN BIANJIE BUILDING ADVERTISEMENT CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              ------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD.
(Company chop)

Signature by: /s/ Jason Nanchun Jiang
              ------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006